Exhibit 99.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of December 20, 2013, is by and among Southwire Company, a Delaware corporation (“Parent”), Cubs Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Person set forth on Schedule A hereto (the “Stockholder”; it being understood that any reference to the “Stockholder” herein shall also be deemed to be a reference to the Stockholder’s trustee(s) and beneficiaries, to the extent such references shall be required pursuant to the terms of any trust instrument to give effect to the terms of this Agreement). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, that (i) Merger Sub will commence a tender offer (as it may be amended from time to time in accordance with the Merger Agreement, the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Coleman Cable, Inc. (the “Company”) at a price of $26.25 per Share in cash, net to the seller in cash but subject to any required withholding of Taxes, and (ii) as soon as practicable after the acquisition of Shares pursuant to the Offer, Merger Sub shall merge with and into the Company pursuant to the provisions of the Delaware General Corporation Law (the “DGCL”), with the Company being the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the holder of the number of Shares set forth opposite the Stockholder’s name on Schedule A (all such Shares set forth on Schedule A next to the Stockholder’s name being referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and as an inducement to and in consideration for Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed, severally, not jointly, and on its own account with respect to the Subject Shares, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER

1.1. Agreement to Tender. Unless this Agreement shall have been terminated in accordance with its terms, the Stockholder agrees to tender or instruct the Stockholder’s broker or such other Person that is the holder of record of the Subject Shares to tender in the Offer all of the Subject Shares pursuant to and in accordance with the terms of the Offer. Without limiting the generality of the foregoing, as promptly as practicable (but in no event later than ten (10)

business days ) following the commencement of the Offer (or if a Shareholder has not received the Offer Documents by such time, within three (3) business days following receipt of such documents), the Stockholder shall (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to the Subject Shares complying with the terms of the Offer, (ii) a Certificate representing the Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of any Subject Shares that are Book Entry Shares and (iii) all other documents or instruments required to be delivered by holders of Shares pursuant to the terms of the Offer, or (b) if applicable, instruct the Stockholder’s broker or such other Person that is the holder of record of the Subject Shares to tender the Subject Shares pursuant to and in accordance with clause (a) of this Section 1.1 and the terms of the Offer. The Stockholder agrees that, once the Subject Shares are tendered, the Stockholder will not withdraw any of such Subject Shares from the Offer, unless and until (A) the Offer shall have been terminated in accordance with the terms of the Merger Agreement or (B) this Agreement shall have been terminated in accordance with its terms. In the event that the Company Board or any committee thereof shall have made a Change of Recommendation and Parent has not terminated the Merger Agreement in connection therewith, the covenants, obligations, representations and warranties of the Stockholder set forth in this Agreement, including this Section 1.1, shall continue to apply.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder represents and warrants, on its own account with respect to the Subject Shares, to Parent and Merger Sub as follows:

2.1. Organization; Authority. The Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder, and constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. The Stockholder is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation.

2.2. Non-Contravention. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby will not (a) violate any Laws applicable to the Stockholder or the Subject Shares, (b) except as may be required by the Securities Act, the Exchange Act or other applicable securities Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a breach of or default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances (other than Permitted Encumbrances) on any of the Subject Shares pursuant to, any Contract or other instrument binding on the Stockholder or the Subject Shares or any applicable Law or (c) violate any provision of the Stockholder’s organizational or formation documents, including any trust agreement or trust instrument, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or materially impair the consummation by the Stockholder of the transactions contemplated by this Agreement.

2.3. Ownership of Subject Shares; Dispositive Power. The Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”), except for any such Encumbrance that may be imposed pursuant to (i) this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby and (ii) any applicable restrictions on transfer under the Securities Act or any state securities laws (collectively, “Permitted Encumbrances”). The Stockholder has full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. The Stockholder has taken all actions under any applicable trust agreement or trust instrument necessary or appropriate to permit the Stockholder to comply with the terms of this Agreement. Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares.

2.4 Reliance. The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

2.5. Absence of Litigation. With respect to the Stockholder, as of the date hereof, there is no Action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares), except as would not reasonably be expected to prevent or materially delay or materially impair the consummation by the Stockholder of the transactions contemplated by this Agreement.

2.6. Brokers. No agent, broker, finder, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder for which Parent or Merger Sub could have any liability.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub represents and warrants to the Stockholder as follows:

3.1. Organization; Authority. Each of Parent and Merger Sub is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub, and constitutes a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.2. Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance by Parent and Merger Sub of their obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby will not (a) violate any Laws applicable to Parent and Merger Sub or by which Parent or Merger Sub or any of their respective properties is bound, (b) except as set forth in the Merger Agreement, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a breach of or default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances (other than Permitted Encumbrances) on Parent or Merger Sub or any of their respective properties, pursuant to any Contract or other instrument binding on such Parent or Merger Sub or by which they or their respective properties is bound, or any applicable Law or (c) violate any provision of Parent’s or Merger Sub’s respective organizational or formation documents, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or materially impair the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement.

3.3 Absence of Litigation. As of the date hereof, there is no Action, suit, investigation or proceeding pending against, or, to the Knowledge of Parent, threatened against Parent or Merger Sub or any of Parent’s properties or assets, except as would not reasonably be expected to prevent or materially delay or materially impair the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDER

The Stockholder hereby covenants and agrees as follows:

4.1. No Transfer; No Inconsistent Arrangements. Except as set forth in this Agreement, the Stockholder shall not, directly or indirectly, (a) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of the Subject Shares, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of such Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Subject Shares or (e) take or permit any other action, in each case, that would in any way restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder or the transactions contemplated hereby. Notwithstanding the foregoing, the Stockholder may make a Transfer of its Subject Shares or any right or interest therein to a trust for the benefit of the Stockholder or to beneficiaries of the Stockholder, including in connection with the death of a beneficiary, provided that in connection with any such Transfer, the transferee agrees in a written document to be bound by the terms of this Agreement. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by the Stockholder in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until termination of this Agreement in accordance with its terms.

4.2. No Exercise of Appraisal Rights; Actions. The Stockholder (a) waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of the Subject Shares that may arise with respect to the Merger and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (ii) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

4.3. Documentation and Information. The Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent and Merger Sub may in Parent’s sole discretion file this Agreement or a form hereof with the SEC or any other Governmental Entity. The Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and the Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4. Acquisition Proposals; No Solicitation. (a) The Stockholder shall not, and the Stockholder’s Representatives, at the Stockholder’s direction or on the Stockholder’s behalf, will not, directly or indirectly, (i) initiate, solicit, propose or knowingly encourage or facilitate the making of any Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide to any Person any information or data concerning the Company or any of its Subsidiaries relating to, any Acquisition Proposal, (iii) enter into any letter of intent, agreement in principle, merger agreement or other similar agreement with any person relating to an Acquisition Proposal or (iv) form or become a member of a “group” (as such term is defined under the Exchange Act) with respect to any equity interests of the Company for the purpose of engaging in any of the foregoing activities or opposing or competing with or taking any actions inconsistent with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby, in each case except to the extent that at such time the Company is permitted to take any such action pursuant to the Merger

Agreement (but subject to the same restrictions applicable to the Company with respect to the taking of such action under the Merger Agreement). The Stockholder shall, and the Stockholder’s Representatives, at the Stockholder’s direction or on the Stockholder’s behalf, shall immediately cease all discussions and negotiations with any Person that may be ongoing with respect to any Acquisition Proposal.

(b) The Stockholder agrees to promptly (and, in any event, within 24 hours) notify Parent if any proposals or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Stockholder or, to the Stockholder’s knowledge, any of its Representatives indicating, in connection with such notice, the identity of the Person making such proposal, offer or request and the financial and other material terms of any proposals or offers.

ARTICLE V

ADDITIONAL COVENANTS OF PARENT AND MERGER SUB

5.1. Return of the Subject Shares. If the Offer is terminated or withdrawn by Merger Sub, or the Merger Agreement is terminated prior to the acceptance for payment of the Subject Shares in the Offer, Parent and Merger Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Merger Sub to return, all Subject Shares tendered by or on behalf of a Stockholder in the Offer to the Stockholder.

5.2 Documentation and Information. The Stockholder may, and Parent and Merger Sub consent to and hereby authorize the Stockholder to, (a) publish and disclose the existence and terms of this Agreement in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Stockholder reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, and (b) file this Agreement or a form hereof with the SEC or any other Governmental Entity, provided, however, that in no event shall the Stockholder publicly disclose the existence or terms of this Agreement, the Merger Agreement or the negotiations relating to, or the transactions contemplated by, this Agreement or the Merger Agreement prior to the public announcement by the Company of the execution of the Merger Agreement. Parent and Merger Sub agree to promptly give the Stockholder any information it may reasonably require for the preparation of any such disclosure documents, and Parent and Merger Sub agree to promptly notify the Stockholder of any required corrections with respect to any written information supplied by Parent or Merger Sub specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

ARTICLE VI

MISCELLANEOUS

6.1. Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one (1) business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier, in each case addressed as follows: (a) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (b) if to the Stockholder, to the Stockholder’s address, facsimile number or e-mail address set forth on a signature page hereto, or to such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to each other party hereto.

6.2. Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Acceptance Time, (c) the termination of the Offer without acceptance for payment of the Subject Shares pursuant to the Offer, (d) the date of any material modification, waiver or amendment to any provision of the Merger Agreement or the terms of the Offer that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the holders of Shares pursuant to the Merger Agreement as in effect on the date hereof and (e) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 6.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (ii) the provisions of this Article V shall survive any termination of this Agreement.

6.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.4. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expense, whether or not the Offer or the Merger is consummated.

6.5. No Third Party Beneficiaries. The parties hereto hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

6.6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. No assignment or Transfer by any party hereto shall relieve such party of any of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

6.7. Governing Law and Venue; Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. The parties hereto hereby irrevocably submit to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or to the extent such Court does not have jurisdiction, the United States District Court of the District of Delaware (the “Chosen Courts”) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in the Chosen Courts, that the Chosen Courts are an inconvenient forum or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such Chosen Courts, and the parties hereto irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in the Chosen Courts. The parties hereto hereby consent to and grant any such Chosen Court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 6.1 shall be valid, effective and sufficient service thereof.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.7.

6.8. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

6.9. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

6.10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

6.11. Specific Performance. The parties hereto agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, and to enforce specifically, the terms and provisions of this Agreement in the Chosen Courts, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto further agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

6.12. Further Assurances. Parent, Merger Sub and the Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

6.13. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Schedule, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The definition of any term defined herein shall be deemed to apply to singular and plural variants of such term. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person may require. Where a reference in this Agreement is made to any agreement (including this Agreement), contract, statute or regulation, such references are to, except as context may otherwise require, the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof); and to any section of any statute or regulation including any successor to the section and, in the case of any statute, any rules or regulations promulgated thereunder. All references to “dollars” or “$” in this Agreement are to United States dollars. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.14. Capacity as Stockholder. The Stockholder is signing this Agreement solely in the Stockholder’s capacity as a Stockholder of the Company, and not in any other capacity, and this Agreement shall not limit or otherwise affect the actions of the Stockholder in his, her or its capacity, if applicable, as an officer or director of the Company.

6.15. Independence of Obligations; Joint and Several Rights and Obligations. The rights, powers, privileges, representations, warranties, covenants and obligations of the Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between the Stockholder, on the one hand, and the Company, Parent and/or Merger Sub, on the other hand. The rights, powers, privileges, representations, warranties, covenants and obligations of the Stockholder under this Agreement shall be several and not joint.

6.16 No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.

6.17. No Ownership Interest. In no event shall the number of Subject Shares, together with any other Shares that are subject to any agreement, arrangement or understanding with Parent and/or Merger Sub with respect to the Offer or the Merger (a “Transaction Agreement”), exceed 14.8% of the total outstanding shares of voting stock of the Company, and, in any event, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub or any of their respective “affiliates” or “associates” (as such terms are defined in Section 203 of the DGCL (“Section 203”)) any direct or indirect ownership (including, without limitation, any “ownership” as such term is used in Section 203) or incidence of ownership of or with respect to any shares of voting stock of the Company other than the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares and any other shares of voting stock of the Company owned by the Stockholder shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub nor any of their respective “affiliates” or “associates” (as such terms are defined in Section 203) shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any shares of voting stock of the Company. The parties hereto expressly acknowledge that such parties have no agreement, arrangement or understanding with respect to holding, voting or disposing of any shares of voting stock of the Company other than the Subject Shares. It is expressly understood and agreed that Shares held or hereafter acquired by the Stockholder in excess of the number of Shares specifically set forth on Schedule A hereto are not subject to this Agreement. The parties hereto expressly acknowledge and agree that if, at any time during the term of this Agreement, the total number of Subject Shares would as the consequence of some act or transaction represent, together with any other Shares that are subject to any Transaction Agreement, more than 14.8% of the total outstanding shares of voting stock of the Company, then effective immediately prior to such act or transaction (a) this Agreement shall be automatically amended such that the number of Subject Shares shall be ratably reduced so that the total number of Subject Shares shall represent, together with any other Shares that are subject to any Transaction Agreement, no more than 14.8% of the total outstanding shares of voting stock of the Company at any time and (b) Parent and Merger Sub and their respective “affiliates” and “associates” (as such terms are defined in Section 203) shall be deemed to have divested all Shares that were previously Subject Shares that following such act or transaction would have represented, together with any other Shares that are subject to any Transaction Agreement, more than 14.8% of the total outstanding shares of voting stock of the Company for purposes of Section 203. Parent and Merger Sub represent and warrant that neither Parent nor Merger Sub nor any of their respective “affiliates” or “associates” (as such terms are defined in Section 203) has or has had any direct or indirect ownership interest (including, without limitation, any “ownership” as such term is used in Section 203) with respect to any shares of voting stock of the Company representing more than 14.8% of the total outstanding shares of voting stock of the Company at any time during the three-year period immediately preceding the execution and delivery of this Agreement and including the time at which the Company Board approved the Merger Agreement. The parties hereto expressly represent and warrant, each on their own behalf, that no agreement, arrangement or understanding has existed at any time during three-year period immediately preceding the execution and delivery of this Agreement and including the time at which the Company Board approved the Merger Agreement between or among such parties or any of their respective “affiliates” or “associates” (as such terms are defined in Section 203) with respect to any shares of voting stock of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties below have signed this Agreement as of the date first written above.

SOUTHWIRE COMPANY

By:	/s/ Stuart W. Thorn
Name:	Stuart W. Thorn
Title:	President and Chief Executive Officer

CUBS ACQUISITION CORPORATION

By:	/s/ John R. Carlson
Name:	John R. Carlson
Title:	Vice President

THE DB 2006 TRUST

By:	/s/ Michael Friedman
Name:	Michael Friedman
Title:	Trustee

By:	/s/ Lester E. Lipschutz
Name:	Lester E. Lipschutz
Title:	Trustee

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	No. Shares
The DB 2006 Trust	1,359,134 shares

[Schedule A to Tender and Support Agreement]